                                   EXHIBIT 4.1

           ARTICLES OF INCORPORATION OF UNITED FIRE & CASUALTY COMPANY

                          THIRD AMENDED AND SUBSTITUTED
                            ARTICLES OF INCORPORATION
                                       OF
                         UNITED FIRE & CASUALTY COMPANY


                                    ARTICLE I
                                      NAME

The name of this corporation shall be UNITED FIRE & CASUALTY COMPANY.

                                   ARTICLE II
                           PRINCIPAL PLACE OF BUSINESS

     The principal place of business of this corporation shall be at Cedar Rapids, in the County of Linn, State of Iowa.

                                   ARTICLE III
                                CORPORATE PERIOD

     The corporate period of this corporation began on the date of the issuance of a Certificate of Incorporation, to-wit: January 2, 1946. It shall have perpetual existence from said date unless and until dissolved by the vote of two-thirds (2/3) of the voting stock outstanding and entitled to vote at any annual meeting of the Stockholders or at any special meeting called for that Purpose.

                                   ARTICLE IV
                         OBJECTS, PURPOSES, AND GENERAL
                               NATURE OF BUSINESS

     SECTION 1. GENERAL NATURE OF BUSINESS. The general nature of the business of this corporation shall be that of insurance and reinsurance business on the stock plan, and it shall operate as a stock company as authorized by Chapter 515 of the Code of Iowa, 1977, as amended, with all the rights, powers and privileges granted by Chapter 515 or Chapter 491 of the Code of Iowa, 1977, as amended, or which may now or hereafter be conferred upon such corporations by law.

      SECTION 2. OBJECTS AND PURPOSES. Without in any manner limiting the rights, powers and privileges conferred by law, the objects and purposes of this corporation shall be that of conducting and carrying on insurance and reinsurance business of the kinds specified in Section 515.48 of the Code of Iowa, 1977, as heretofore or hereafter amended, and the insuring of any additional risk not specifically included within any of the classes specifically described in said Section and which is a proper subject of insurance, is not prohibited by law, or contrary to sound public policy and which is approved by the Iowa Commissioner of Insurance in the manner as provided in said Section, provided, however, that the authority of this corporation to insure certain risks specified in Section 515.48, Code of Iowa, 1977, as amended, is limited in the respects provided in Section 515.49 of said Code.

                                    ARTICLE V
                                  CAPITAL STOCK

     SECTION 1. AUTHORIZED CAPITAL STOCK. The authorized capital stock of this corporation is Six Million Six Hundred Sixty-six Thousand Six Hundred Sixty-six Dollars and Two-thirds Cents divided into

                                      -1-

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two million (2,000,000) shares of Common Stock of the par value of Three
Dollars Thirty-three and One-third Cents per share, of which authorized shares there are presently issued and outstanding eight hundred forty-seven thousand six hundred sixty-five (847,665) shares.

     SECTION 2. PREEMPTIVE RIGHTS DENIED. No holder of the Common Stock shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration.

     SECTION 3. VOTING RIGHTS. Each share of Common Stock shall entitle the holder thereof to one vote upon all matters as to which a vote of the Stockholders is to be taken at any annual or special meeting of Stockholders.

     SECTION 4. CLOSING TRANSFER BOOKS -- RECORD DATE. For the purpose of determining Stockholders entitled to notice of, or to vote at, any meeting of Stockholders, or any adjournment thereof, or entitled to receive payment of any dividends, or in order to make a determination of Stockholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, not exceeding fifty (50) days. If the stock transfer books shall be closed for such purpose, such books shall be closed for at least ten (10) days immediately preceding such meeting.

     For the purpose of determining stockholders entitled to vote at a meeting of stockholders or to receive dividends or for other proper purposes, the Bylaws may provide or, in the absence of an applicable Bylaw, the Directors may fix, in lieu of the closing of the stock transfer books, the record date for any such determination of stockholders, which record date shall be, in any case, not more than fifty (50) days and, in case of a meeting of stockholders, not less than ten (10) days prior to the date upon which the particular action requiring such determination of stockholders is to be taken. If the stock record books are not closed and no record date is fixed, the record date shall be the date ten (10) days after the mailing of the notice of the stockholders meeting or after the declaration of the dividend, as the case may be. When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as herein provided, such determination shall apply to any adjournment thereof.

     SECTION 5. DIVIDENDS. Out of any earned surplus or net profits or other fund legally available for the declaration of dividends of this corporation after making such provision, if any, as the Board of Directors may deem necessary for working capital, dividends may be declared and paid upon Common Stock, share and share alike.

     SECTION 6. QUORUM. A majority of the Common Stock outstanding represented in person or by written proxy shall constitute a quorum for the transaction of business.

     SECTION 7. TRANSFER OF STOCK. All shares of stock shall be transferable but only by assignment in writing, and such assignment shall not be complete as against the corporation until entered upon the records of the corporation.

     SECTION 8. ISSUANCE ONLY FOR CASH OR PROPERTY. No stock shall be issued until the corporation has received the payment in full therefor in cash or property, provided, however, that when stock is to be issued for anything other than money such issue of stock must be approved by the Insurance Commissioner of the State of Iowa, as provided in Sections 492.6 and 492.7 of the Code of Iowa, 1977. Without action by or consent of the Stockholders, the Board of Directors may issue all or so

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much of the authorized Common Stock for such consideration as it shall determine, but not less than par value thereof, and any and all such stock so issued, when the consideration therefor as so fixed by said Board has been fully paid or delivered, shall be fully paid stock and not liable to any further call or assessment.

     SECTION 9. INCREASE OF CAPITAL. Subject to the limitations and restrictions hereinbefore provided for, the capital stock hereby authorized may be increased by a vote of two-thirds (2/3) of the Common Stock of the corporation then issued and outstanding.

                                   ARTICLE VI
                             STOCKHOLDERS' MEETINGS

     SECTION 1.  ELECTION AND COMPOSITION OF BOARD OF DIRECTORS.

     (a) ELECTION BY SHAREHOLDERS. The business and affairs of this corporation shall be conducted by a Board of Directors consisting of not less than nine (9) nor more than fifteen (15) members, to be elected by the stockholders in the manner hereinafter provided.

     (b) NUMBER FIXED BY BOARD. At least fifteen (15) days prior to each annual meeting of the stockholders the Board of Directors shall fix the number of directors which shall comprise the Board of Directors for the ensuing year and give notice thereof to stockholders. If the number of directors of the class to be elected by the stockholders at the meeting following the fixing of such number by the Board is increased over the number of such class elected at the last election of such class by the shareholders, then each other class of directors shall be increased by the same number and the additional directors of each such other class shall be elected by the Board to hold office from the time of the stockholders annual meeting until the expiration of the term of the class to which they are elected. If the Board of Directors fails to fix the number of directors which shall comprise the Board of Directors for the ensuing year or fails to give the notice herein prescribed to the stockholders, then the number of directors to be elected at the next annual meeting to comprise the class to be elected at such meeting shall be the same number of directors that was elected at the last prior election of such class.

     (c) CLASSES OF DIRECTORS. The Board of Directors shall be divided into classes to be designated Class A, Class B and Class C respectively. At the first election to be held immediately following the adoption of these Articles and their becoming effective four (4) Class A Directors shall be elected for a term of three (3) years, three (3) Class B Directors for a term of two (2) years, and three (3) Class C Directors for a term of one (1) year. In nominating directors for election at such first election, the nominees shall be designated as to class. After such first annual election only one class shall be elected at each annual meeting of stockholders, each class to be elected for a term of three years.

     (d) PROPORTIONATE REPRESENTATION. The holder or holders, jointly or severally, of not less than one-fifth but less than a majority of the shares of the Common Stock of the corporation shall be entitled to nominate Directors for election at the annual Stockholders meeting. In the event such nomination is made there shall be elected, to the extent that the total number to be elected by Common Stockholders is divisible, such proportionate number from the persons so nominated as the shares of stock held by persons making such nominations bear to the whole number of shares issued; provided, the holder or holders of the minority shares of stock shall only be shall be held on year unless such meeting shall be entitled to one-fifth (disregarding fractions) of the total number of Directors to be elected by the Common Stockholders for each one-fifth of the entire capital stock of such corporation

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so held by them; and provided further that this Section shall not be construed to prevent the holders of a majority of the stock of the corporation from electing the majority of the Directors to be elected by the Common Stockholders.

     (e) VACANCIES. Vacancies in the Board of Directors occurring between annual meetings may be filled by the Board of Directors for the remainder of the unexpired term of the Director whose office is vacated.

     SECTION 2.  STOCKHOLDERS' MEETINGS.

     (a) ANNUAL MEETINGS. The annual meeting of the Stockholders shall be held on the third Wednesday in the month of May in each year unless such day shall be a legal holiday, in which case said meeting shall be held on the day following.

     (b) SPECIAL MEETINGS. Special meetings of the Stockholders may be called at any time by the President upon giving notice as herein provided, and shall be called by him upon the written request of Stockholders representing at least fifty-one percent (51%) of the total Common Stock outstanding. In the event of the President's failure or refusal to issue a call upon such request, the Stockholders representing at least fifty-one percent (51%) of the total stock outstanding may join in issuing a call to Stockholders for a special meeting.

     (c) NOTICES AND CALLS OF REGULAR AND SPECIAL MEETINGS. All calls or requests for regular or special Stockholders' meetings shall state what business is to be presented at the meeting, shall be in writing, and shall be made by the President of the corporation or under the signature of the owners of at least fifty-one percent (51%) of the total stock outstanding, giving ten (10) days written notice in person or by United States mail addressed to the Stockholders of record, which notice shall be considered given when addressed and mailed to the addressee at the address, as shown by the records of the corporation, of the person, firm or corporation appearing of record as a Stockholder.

     SECTION 3. PLACE OF MEETINGS. All meetings of the Stockholders shall be held at the office of the corporation in Cedar Rapids, Iowa.

     SECTION 4. AMENDMENTS CHANGING SECTION 1 OF THIS ARTICLE VI. Any amendment changing any of the provisions of Section 1 of this Article VI shall require the affirmative vote of two-thirds (2/3) of the Common Stock of the corporation issued and outstanding.

                                   ARTICLE VII
                         BOARD OF DIRECTORS AND OFFICERS

     SECTION 1. TERM OF OFFICE OF MEMBERS OF BOARD. The Directors elected by the Stockholders or Directors appointed to fill a vacancy shall serve until their successors have been elected and qualify.

      SECTION 2. OFFICERS. The Board of Directors shall meet annually immediately following the annual meeting of the Stockholders. The Board of Directors shall elect a President, one or more Vice Presidents, a Secretary, and a Treasurer, and such other officials, including an Executive Committee, as they may determine or as may be provided by the Bylaws of this corporation. Any person may hold one or more offices at the same time. No officer of the corporation need be a Stockholder or a Director except the President.

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     SECTION 3.  DIRECTOR'S QUALIFICATION.  Every Director shall be a
Stockholder, and if any Director shall sell or transfer his stock in this corporation, such Director shall at once cease to be a Director.

     SECTION 4. SPECIAL POWERS OF BOARD. The Board of Directors may adopt, alter or repeal the Bylaws of the corporation and may generally do any act or thing deemed necessary for the conduct and management of the business of the corporation, subject only to the limitations imposed by law or by these Articles, including, without being limited thereto, the power to qualify the corporation for the transaction of business anywhere in the United States and Canada if it shall conclude that it is to the best interests of the corporation to do so, and shall be authorized to take whatever action may be necessary in the premises, and in the event an Executive Committee is elected, said Board may vest said Executive Committee with the right to exercise any or all of the powers of Directors when the said Board is not in session, excepting the power to adopt, amend or alter Bylaws or fill vacancies on the Board of Directors or officers.

     SECTION 5. QUORUM OF BOARD. A majority of the Board of Directors shall constitute a quorum for the transaction of business.

     SECTION 6. GENERAL POWERS OF OFFICERS. The officers elected by the Board of Directors shall have such power, perform such duties and shall be entitled to such compensation as may be prescribed by the Board of Directors, and the Board shall have the right to remove any officer with or without cause and to fill vacancies in office by a majority vote at a Directors' meeting.

     SECTION 7. PRESENT DIRECTORS. The following persons were duly elected as Directors of the corporation at the last annual meeting of the Stockholders, they are now serving as such, and their terms of office will continue until their successors have been elected and have qualified, to-wit:

          Scott McIntyre, Jr.           Lyman T. Evans
          Balz Kamm, Jr.                C. J. Lynch
          Theodore H. Lundt             R. W. Courson
          Roy L. Ewen                   Gerald D. Seidl
          James T. Brophy               W. H. Horner

     SECTION 8. PRESENT OFFICERS. At the last annual meeting of the Board of Directors the following persons were elected to the offices set opposite their respective names, which offices they now hold pursuant to their said election and qualification:

          Scott McIntyre, Jr.      President and Treasurer
          Wallace H. Horner        Vice President - Claims
          Roy L. Ewen              Vice President - Underwriting
          Richard J. Ehlinger      Vice President - Surety & Fidelity
          Harold A. Hagen          Vice President - Marketing
          Glen H. Smith, Jr.       Secretary
          Maynard L. Hansen        Assistant Secretary
          John R. Cruise           Assistant Secretary

     SECTION 9. INDEMNIFICATION OF OFFICER. The corporation shall indemnify its officers and Directors against expenses actually and necessarily incurred in connection with the defense of any action, suit or proceedings. in which such officer or Director is made a party by reason of his having been or being an officer or Director of the corporation, except in relation to matters as to which he shall be adjudged in such action, suit or proceedings to be liable for misfeasance in the performance of his

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duties as such officer or Director; such right of indemnification shall not be deemed exclusive of any other right to which he may be entitled under any Bylaw, agreement, action of Directors, or otherwise.

                                  ARTICLE VIII
                      STOCKHOLDER'S PRIVATE PROPERTY EXEMPT
                              FROM CORPORATE DEBTS

     The private property of the Stockholders of this corporation shall not be liable for corporate debts and this Article shall not be amended or changed except by the unanimous consent of all the Stockholders of the corporation in writing.

                                   ARTICLE IX
                        EXECUTION OF WRITTEN INSTRUMENTS

     All deeds, mortgages, conveyances and contracts relating to real property of the corporation shall be signed on behalf of this corporation by its President, or one of its Vice Presidents, and countersigned by its Secretary, or one of its Assistant Secretaries. All notes, bonds, stock certificates, or other contracts or evidences of indebtedness and all releases and assignments shall be signed by the President, or one of its Vice Presidents, and countersigned by its Secretary, or one of its Assistant Secretaries. All releases of mortgage liens, liens, judgments or other claims that are required by law to be made of record shall-be executed on behalf of the corporation by the President, or any one of its Vice Presidents, or the Secretary, or Treasurer of the corporation.

                                    ARTICLE X
                                 CORPORATE SEAL

     This corporation shall have a corporate seal upon which shall be inscribed "UNITED FIRE & CASUALTY COMPANY, CEDAR RAPIDS, IOWA, CORPORATE SEAL."

                                   ARTICLE XI
                   MERGER, CONSOLIDATION OR SALE OF ALL ASSETS

     The affirmative vote of two-thirds (2/3) of all outstanding shares of this corporation shall be required to approve any plan of merger, consolidation, or sale or exchange of all or substantially all of the assets of this corporation. If any shares of this corporation are held by or for any corporation with which this corporation is to be merged or consolidated or to which the assets are to be sold or exchanged, or by any person, firm, or corporation in control of or controlled by any such corporation, then the favorable vote of two-thirds (2/3) of all other shares shall be required to approve such plan.

                                   ARTICLE XII
                                   AMENDMENTS

      Except as otherwise provided herein or by law these Articles may be amended at any annual meeting of the Stockholders or special meeting of Stockholders called or that purpose by a vote of two-thirds (2/3) of the shares of the corporation issued and outstanding.


     IN WITNESS WHEREOF and in conformity with the directions given to us and the authority conferred upon us by the Resolution adopted by the Stockholders at the above named meeting, we,

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the President and Secretary of said corporation, have executed this instrument and do sign and acknowledge the same for and on behalf of said corporation this 31st day of May, 1978.

                             /s/ Scott McIntyre, Jr.
                             -------------------------------------------------
                                                                     President

                             /s/ Glen H. Smith, Jr.
                             -------------------------------------------------
                                                                     Secretary

STATE OF IOWA  )
               ) ss:
COUNTY OF LINN )

     On this 31st day of May, 1978, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared Scott McIntyre, Jr., and Glen H. Smith, Jr., each of whom to me is personally known, and each of whom by me being severally sworn, on oath for himself did say that Scott McIntyre, Jr., is President and Glen H. Smith, Jr., is Secretary of United Fire & Casualty Company, and that the Seal affixed to the foregoing instrument is the seal of said corporation, and that the foregoing Third Amended and Substituted Articles of Incorporation were signed and sealed on behalf of said corporation pursuant to the action taken by the Stockholders of said corporation at a meeting of said Stockholders, duly and legally called and held, and the said Scott McIntyre, Jr., as President and the said Glen H. Smith, Jr., as Secretary did severally acknowledge the execution of said instrument to be the voluntary act and deed of said corporation, by it voluntarily executed.


                               /s/ Richard J. Ehlinger
                              -----------------------------------
                                   Notary Public in and for Linn
                                   County, State of Iowa










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             CERTIFIED RESOLUTION OF ANNUAL MEETING OF STOCKHOLDERS


     I, Glen H. Smith, Jr., do hereby certify that I am the duly elected and qualified Secretary and keeper of the records and corporate seal of United Fire & Casualty Company, a corporation organized and existing under the laws of the State of Iowa and that the following is a true and correct copy of a certain resolution duly adopted at the Annual Meeting of the Common Stockholders on May 17, 1978, and held in accordance with the Articles of Incorporation and the By-Laws of said corporation:

      BE IT RESOLVED, that the Third Amended and Substituted Articles of Incorporation of United Fire & Casualty Company as approved by the Board of Directors of this Corporation for action of the stockholders at this meeting be adopted as the Articles of Incorporation of this corporation.

      RESOLVED FURTHER, that the President and Secretary, or either of them, be and they are hereby authorized to sign, acknowledge, execute, file, place of record and publish as required by law the said Third Amended and Substituted Articles of Incorporation and do all things requisite or necessary to make the same fully effective.

      In Witness Whereof, I have hereunto affixed my name as Secretary, and have caused the corporate seal of said corporation to be hereto affixed this 31st day of May, 1978.

                                          /s/ Glen H. Smith, Jr.
                                          -----------------------------------
                                                                    Secretary


                             CERTIFICATE OF APPROVAL


     The foregoing Third Amended and Substituted Articles of Incorporation of United Fire & Casualty Company have been examined and found to be in accordance with the provisions of Chapter 515, Code of Iowa, 1977, the laws of the United States and the Constitution and laws of the State of Iowa.

     Dated this 27th, day of June, 1978.


                                   RICHARD C. TURNER
                                   Attorney General


                             /s/ Glen H. Smith, Jr.
                            ----------------------------------
                                 BRUCE W. FOUDREE
                                 Assistant Attorney General

                             FIRST AMENDMENT TO THE
                                THIRD AMENDED AND
                      SUBSTITUTED ARTICLES OF INCORPORATION
                                       OF
                         UNITED FIRE & CASUALTY COMPANY

KNOW ALL MEN BY THESE PRESENTS:

     That at the annual meeting of the stockholders of United Fire & Casualty Company, a corporation duly organized and existing under the laws of the State of Iowa, duly called and held at the office of the corporation in Cedar Rapids, Iowa, pursuant to notice thereof, on the 19th day of May, 1982, at 10:00 A.M., the First Amendment to the Third Amended and Substituted Articles of Incorporation as hereinafter set out was adopted by the following vote of stockholders:

     Total Shares        Total Present                           Percent
     Common Stock        or Represented      Total Voting        Total Voting
     Outstanding         at Meeting          in Favor of         In  Favor
     -----------         ---------------     -------------       -------------
     1,764,809           1,552,605           1,552,317           87.96

     That the amendment so adopted is as follows:


          BE IT RESOLVED THAT the Third Amended and Substituted Articles of Incorporation be amended as follows:

          "Article V, Section 1. is amended to read: The authorized capital stock of this Corporation is Sixteen Million Six Hundred Sixty-six Thousand Six Hundred Sixty-six Dollars and Two-thirds Cents divided into five million (5,000,000) shares of common stock of the par value of Three Dollars Thirty-three and one-third Cents per share, of which authorized shares there are presently issued and outstanding one million seven hundred sixty-one thousand eight hundred sixty (1,761,860) shares."

     IN WITNESS WHEREOF and in conformity with the directions given to us and the authority conferred upon us by the Resolution adopted by the stockholders at the above meeting, we, the President and Secretary of said Corporation, have executed this instrument and do sign and acknowledge the same for and on behalf of said Corporation this 27th day of May, 1982.

                                         /s/ Scott McIntyre, Jr.
                                   ------------------------------------------
                                   Scott McIntyre, Jr., President

                                         /s/ Glen H. Smith, Jr.
                                   ------------------------------------------
                                   Glen H. Smith, Jr., Secretary

                                   UNITED FIRE & CASUALTY COMPANY

STATE OF IOWA  )
               )  ss:
COUNTY OF LINN )


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


     On this 27th day of May, 1982, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared Scott McIntyre, Jr., and Glen
H. Smith, Jr., each of whom to me is personally known, and each of whom by me being severally sworn, on oath for himself did say that Scott McIntyre, Jr., is President and Glen H. Smith, Jr., is Secretary of United Fire & Casualty Company, and that the seal affixed to the foregoing instrument is the seal of said corporation, and that the foregoing First Amendment to the Third Amended and Substituted Articles of Incorporation was signed and sealed on behalf of said corporation pursuant to the action taken by the Stockholders of said corporation at a meeting of said Stockholders, duly and legally called and held, and the said Scott McIntyre, Jr., as President and the said Glen H. Smith, Jr., as Secretary did severally acknowledge the execution of said instrument to be the voluntary act and deed of said corporation, by it voluntarily executed.

                                         /s/ Shona Frese
                                   ------------------------------------------
                                   Notary Public in and for Linn County,
                                   State of Iowa

             CERTIFIED RESOLUTION OF ANNUAL MEETING OF STOCKHOLDERS


          I, Glen H. Smith, Jr., do hereby certify that I am the duly elected and qualified Secretary and keeper of the records and corporate seal of United Fire & Casualty Company, a corporation organized and existing under the laws of the State of Iowa and that the following is a true and correct copy of a certain resolution duly adopted at the Annual Meeting of the Common Stockholders on May 19, 1982, and held in accordance with the Articles of Incorporation and the By-Laws of said corporation:

          BE IT RESOLVED, that Article V, Section 1 be amended to read:


Section 1. AUTHORIZED CAPITAL STOCK. The authorized capital stock of this corporation is sixteen million, six hundred sixty-six thousand, six hundred sixty-six dollars and two-thirds cents divided into five million (5,000,000) shares of common stock of the par value of three dollars thirty-three and one-third cents per share of which authorized shares there are presently issued and outstanding one million, seven hundred sixty-one thousand, eight hundred sixty (1,761,860) shares.

          RESOLVED FURTHER, that the President and Secretary, or either of them, be and they are hereby authorized to sign, acknowledge, execute, file, place of record and publish as required by law the said First Amendment to the Third Amended and Substituted Articles of Incorporation and do all things requisite or necessary to make same fully effective.

          In Witness Whereof, I have hereunto affixed my name as Secretary, and have caused the corporate seal of said corporation to be hereto affixed this 27th day of May, 1982.


                                         /s/ Glen H. Smith, Jr.




                             CERTIFICATE OF APPROVAL

               The foregoing First Amendment to the Third Amended and Substituted Articles of Incorporation of United Fire and Casualty Company is approved as being in accordance with Title XX of the Iowa Code, the laws of the United States, and the Constitution and laws of the state.
               Dated this 4th day of June, 1982.

                                   THOMAS J. MILLER
                                   Attorney General

                                         /s/ Fred M. Haskins
                                   ------------------------------------------
                                   BY:  FRED M. HASKINS
                                        Assistant Attorney General

                             SECOND AMENDMENT TO THE
                                THIRD AMENDED AND
                      SUBSTITUTED ARTICLES OF INCORPORATION
                                       OF
                         UNITED FIRE & CASUALTY COMPANY


KNOW ALL MEN BY THESE PRESENTS:

     That at the annual meeting of the stockholders of United Fire & Casualty Company, a corporation duly organized and existing under the laws of the State of Iowa, duly called and held at the office of the corporation in Cedar Rapids, Iowa, pursuant to notice thereof, on the 18th day of May, 1988, at 10:00 A.M., the Second Amendment to the Third Amended and Substituted Articles of Incorporation as hereinafter set out was adopted by the following vote of stockholders:

     Total Shares        Total Present                           Percent
     Common Stock        or Represented      Total Voting        Total Voting
     Outstanding         at Meeting          in Favor of         In  Favor
     ------------        --------------      ------------        ------------
     3,363,841           3,055,165           3,031,026           90.11%

     That the amendment so adopted is as follows:

          BE IT RESOLVED THAT the Third Amended and Substituted Articles of Incorporation be amended as follows:

          "Article VII, Section 9. Indemnification of Directors is amended to read: A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Iowa Code Section 496A.44 or 491.41, (iv) for any transaction from which the director derived an improper personal benefit or (v) for an act or omission occurring prior to the date when this provision becomes effective. If the Iowa Business Corporation Act, Iowa Code Chapter 496A or 491 is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Iowa Business Corporation Act, as so amended.

          Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director or former director of the corporation for acts, errors or omissions occurring prior to the date of repeal or modification."

     IN WITNESS WHEREOF and in conformity with the directions given to us and the authority conferred upon us by the Resolution adopted by the stockholders at the above meeting, we, the President and Secretary of said Corporation, have executed this instrument and do sign and acknowledge the same for and on behalf of said Corporation this 21st day of June, 1988.

                                       /s/ Scott McIntyre, Jr.
                                   ------------------------------------------
                                   Scott McIntyre, Jr., President

                                       /s/ Mary D. Schoop
                                   ------------------------------------------
                                   Mary D. Schoop, Secretary

                                   UNITED FIRE & CASUALTY COMPANY


STATE OF IOWA  )
               )  ss:
COUNTY OF LINN )

     On this 21st day of June, 1988, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared Scott McIntyre, Jr., and Mary
D. Schoop, each of whom to me is personally known, and each of whom by me being severally sworn, on oath for himself/herself did say that Scott McIntyre, Jr., is President and Mary D. Schoop is Secretary of United Fire & Casualty Company, and that the seal affixed to the foregoing instrument is the seal of said corporation, and that the foregoing Second Amendment to the Third Amended and Substituted Articles of Incorporation was signed and sealed on behalf of said corporation pursuant to the action taken by the Stockholders of said corporation at a meeting of said Stockholders, duly and legally called and held, and the said Scott McIntyre, Jr., as President and the said Mary D. Schoop, as Secretary did severally acknowledge the execution of said instrument to be the voluntary act and deed of said corporation, by it voluntarily executed.

                                       /s/ Shona Frese
                                   ------------------------------------------
                                   Notary Public in and for Linn County,
                                   State of Iowa


              CERTIFIED RESOLUTION OF ANNUAL MEETING OF STOCKHOLDERS

          I, Mary D. Schoop, do hereby certify that I am the duly elected and qualified Secretary and keeper of the records and corporate seal of United Fire & Casualty Company, a corporation organized and existing under the laws of the State of Iowa and that the following is a true and correct copy of a certain resolution duly adopted at the Annual Meeting of the Common Stockholders on May 18, 1988, and held in accordance with the Articles of Incorporation and the By-Laws of said corporation:

          BE IT RESOLVED, that Article VII, Section 9 be amended to read:

Section 9. INDEMNIFICATION OF DIRECTORS. A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Iowa Code Section 496A.44 or 491.41, (iv) for any transaction from which the director derived an improper personal benefit or (v) for an act or omission occurring prior to the date when this provision becomes effective. If the Iowa Business Corporation Act, Iowa Code Chapter 496A or 491 is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Iowa Business Corporation Act, as so amended.

          Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director or former director of the corporation for acts, errors or omissions occurring prior to the date of repeal or modification.

          RESOLVED FURTHER, that the President and Secretary, or either of them, be and they are hereby authorized to sign, acknowledge, execute, file, place of record and publish as required by law the said Second Amendment to the Third Amended and Substituted Articles of Incorporation and do all things requisite or necessary to make same fully effective.

          In Witness Whereof, I have hereunto affixed my name as Secretary, and have caused the corporate seal of said corporation to be hereto affixed this 21st day of June, 1988.

                                       /s/ Mary D. Schoop
                                   ------------------------------------------
                                                                    Secretary

                             CERTIFICATE OF APPROVAL

     The foregoing Second Amendment to the Third Amended and Substituted Articles of Incorporation of United Fire and Casualty Company are approved as being in accordance with Title XX of the Iowa Code, the laws of the United States, and the Constitution and laws of the state. Dated this 29th day of June, 1988.

                                   THOMAS J. MILLER
                                   Attorney General

                                       /s/ Fred M. Haskins
                                   ------------------------------------------
                                   BY:  FRED M. HASKINS
                                        Assistant Attorney General

                             THIRD AMENDMENT TO THE
                                THIRD AMENDED AND
                      SUBSTITUTED ARTICLES OF INCORPORATION
                                       OF
                         UNITED FIRE & CASUALTY COMPANY


KNOW ALL MEN BY THESE PRESENTS:

     That at the annual meeting of the stockholders of United Fire & Casualty Company, a corporation duly organized and existing under the laws of the State of Iowa, duly called and held at the office of the corporation in Cedar Rapids, Iowa, pursuant to notice thereof, on the 20th day of May, 1992, at 10:00 A.M., the Third Amendment to the Third Amended and Substituted Articles of Incorporation as hereinafter set out was adopted by the following vote of stockholders:

     Total Shares        Total Present                           Percent
     Common Stock        or Represented      Total Voting        Total Voting
     Outstanding         at Meeting          in Favor of         In  Favor
     -----------         ---------------     ------------        ------------
     3,209,111           2,637,421           2,513,002           78.31%

     That the amendment so adopted is as follows:

          BE IT RESOLVED THAT the Third Amended and Substituted Articles of Incorporation be amended as follows:

          "Article V, Section 1. is amended to read: The authorized capital stock of this Corporation is Sixty-six Million Six Hundred Sixty-six Thousand Six Hundred Sixty-six Dollars and Two-thirds Cents divided into twenty million (20,000,000) shares of common stock of the par value of Three Dollars Thirty-three and one-third Cents per share, of which authorized shares there are presently issued and outstanding three million two hundred nine thousand one hundred eleven (3,209,111) shares."

     IN WITNESS WHEREOF and in conformity with the directions given to us and the authority conferred upon us by the Resolution adopted by the stockholders at the above meeting, we, the Chairman and Secretary of said Corporation, have executed this instrument and do sign and acknowledge the same for and on behalf of said Corporation this 26th day of May, 1992.

                                       /s/ Scott McIntyre, Jr.
                                   ------------------------------------------
                                   Scott McIntyre, Jr., Chairman

                                       /s/ Mary D. Schoop
                                   ------------------------------------------
                                   Mary D. Schoop, Secretary

                                   UNITED FIRE & CASUALTY COMPANY

STATE OF IOWA  )
               )  ss:
COUNTY OF LINN )

     On this 26th day of May, 1992, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared Scott McIntyre, Jr., and Mary
D. Schoop, each of whom to me is personally known, and each of whom by me being severally sworn, on oath for himself did say that Scott McIntyre, Jr., is Chairman and Mary D. Schoop, is Secretary of United Fire & Casualty Company, and that the seal affixed to the foregoing instrument is the seal of said corporation, and that the foregoing Third Amendment to the Third Amended and Substituted Articles of Incorporation was signed and sealed on behalf of said corporation pursuant to the action taken by the Stockholders of said corporation at a meeting of said Stockholders, duly and legally called and held, and the said Scott McIntyre, Jr., as Chairman and the said Mary D. Schoop, as Secretary did severally acknowledge the execution of said instrument to be the voluntary act and deed of said corporation, by it voluntarily executed.

                                       /s/ Lois M. Schuchmann
                                   ------------------------------------------
                                   Notary Public in and for Linn County,
                                   State of Iowa

             CERTIFIED RESOLUTION OF ANNUAL MEETING OF STOCKHOLDERS


          I, Mary D. Schoop, do hereby certify that I am the duly elected and qualified Secretary and keeper of the records and corporate seal of United Fire & Casualty Company, a corporation organized and existing under the laws of the State of Iowa and that the following is a true and correct copy of a certain resolution duly adopted at the Annual Meeting of the Common Stockholders on May 20, 1992, and held in accordance with the Articles of Incorporation and the By-Laws of said corporation:

          BE IT RESOLVED, that Article V, Section 1 be amended to read:

Section 1. AUTHORIZED CAPITAL STOCK. The authorized capital stock of this Corporation is Sixty-six Million Six Hundred Sixty-six Thousand Six Hundred Sixty-six Dollars and Two-thirds Cents divided into twenty million (20,000,000) shares of common stock of the par value of Three Dollars Thirty-three and one-third Cents per share, of which authorized shares there are presently issued and outstanding three million two hundred nine thousand one hundred eleven (3,209,111) shares.

          RESOLVED FURTHER, that the Chairman and Secretary, or either of them, be and they are hereby authorized to sign, acknowledge, execute, file, place of record and publish as required by law the said Third Amendment to the Third Amended and Substituted Articles of Incorporation and do all things requisite or necessary to make same fully effective.

          In Witness Whereof, I have hereunto affixed my name as Secretary, and have caused the corporate seal of said corporation to be hereto affixed this 26th day of May, 1992.


                                       /s/ Mary D. Schoop
                                   ------------------------------------------
                                                                   Secretary

                                        UNITED FIRE & CASUALTY COMPANY


                             CERTIFICATE OF APPROVAL

     The foregoing Third Amendment to the Third Amended and Substituted Articles of Incorporation of United Fire and Casualty Company is approved as being in accordance with Title XX of the Iowa Code, the laws of the United States, and the Constitution and laws of the state.

     Dated this 3rd day of June, 1992.

                                          BONNIE J. CAMPBELL
                                          Attorney General of Iowa

                              By:     /s/ Debra West
                                   ------------------------------------------
                                   DEBRA WEST
                                   Assistant Attorney General

                             FOURTH AMENDMENT TO THE
                                THIRD AMENDED AND
                      SUBSTITUTED ARTICLES OF INCORPORATION
                                       OF
                         UNITED FIRE & CASUALTY COMPANY

KNOW ALL MEN BY THESE PRESENTS:

     That at the annual meeting of the stockholders of United Fire & Casualty Company, a corporation duly organized and existing under the laws of the State of Iowa, duly called and held at the office of the corporation in Cedar Rapids, Iowa, pursuant to notice thereof, on the 19th day of May, 1993, at 10:00 A.M., the Fourth Amendment to the Third Amended and Substituted Articles of Incorporation as hereinafter set out was adopted by the following vote of stockholders:

     Total Shares        Total Present                           Percent
     Common Stock        or Represented      Total Voting        Total Voting
     Outstanding         at Meeting          in Favor of         In  Favor
     ------------        --------------      ------------        ------------
     4,813,443           4,319,322           4,185, 814          86.96%

     That the amendment so adopted is as follows:

          BE IT RESOLVED THAT Article VII, Section 9, of the Second Amendment to the Third Amended and Substituted Articles of Incorporation is deleted and the following is substituted therefor:

          "Article VII, Section 9. Personal Liability - Directors. A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders,
          (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Iowa Code Section 490.833, (iv) for any transaction from which the director derived an improper personal benefit. If the Iowa Business Corporation Act, Iowa Code Chapter 490 is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the personal liability of the directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Iowa Business Corporation Act, as so amended.

          Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director or former director of the corporation for acts, errors or omissions occurring prior to the date of repeal or modification."

     IN WITNESS WHEREOF and in conformity with the directions given to us and the authority conferred upon us by the Resolution adopted by the stockholders at the above meeting, we, the Chairman and Secretary of said Corporation, have executed this instrument and do sign and acknowledge the same for and on behalf of said Corporation this 26th day of May, 1993.

                                      /s/ Scott McIntyre, Jr.
                                   ------------------------------------------
                                   Scott McIntyre, Jr., Chairman

                                      /s/ Mary D. Schoop
                                   ------------------------------------------
                                   Mary D. Schoop, Secretary

                                   UNITED FIRE & CASUALTY COMPANY

STATE OF IOWA  )
               )  ss:
COUNTY OF LINN )

     On this 26th day of May, 1993, before me, the undersigned, a Notary Public in and for the State of Iowa, personally appeared Scott McIntyre, Jr., and Mary
D. Schoop, each of whom to me is personally known, and each of whom by me being severally sworn, on oath for himself did say that Scott McIntyre, Jr., is Chairman and Mary D. Schoop is Secretary of United Fire & Casualty Company, and that the seal affixed to the foregoing instrument is the seal of said corporation, and that the foregoing Fourth Amendment to the Third Amended and Substituted Articles of Incorporation was signed and sealed on behalf of said corporation pursuant to the action taken by the Stockholders of said corporation at a meeting of said Stockholders, duly and legally called and held, and the said Scott McIntyre, Jr., as Chairman and the said Mary D. Schoop, as Secretary did severally acknowledge the execution of said instrument to be the voluntary act and deed of said corporation, by it voluntarily executed.

                                      /s/ R. D Medroth
                                   ----------------------------------------
                                   Notary Public in and for Linn County,
                                   State of Iowa

             CERTIFIED RESOLUTION OF ANNUAL MEETING OF STOCKHOLDERS

          I, Mary D. Schoop, do hereby certify that I am the duly elected and qualified Secretary and keeper of the records and corporate seal of United Fire & Casualty Company, a corporation organized and existing under the laws of the State of Iowa and that the following is a true and correct copy of a certain resolution duly adopted at the Annual Meeting of the Common Stockholders on May 19, 1993, and held in accordance with the Articles of Incorporation and the By-Laws of said corporation:

          BE IT RESOLVED, that Article VII, Section 9, of the Second Amendment to the Third Amended and Substituted Articles of Incorporation is deleted and the following is substituted therefor: "Article VII, Section 9. Personal Liability - Directors. A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Iowa Code Section 490.833, (iv) for any transaction from which the director derived an improper personal benefit. If the Iowa Business Corporation Act, Iowa Code Chapter 490 is amended after approval by the shareholders of this article to authorize corporate action further eliminating or limiting the personal liability of the directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Iowa Business Corporation Act, as so amended.

          Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director or former director of the corporation for acts, errors or omissions occurring prior to the date of repeal or modification."

          RESOLVED FURTHER, that the Chairman and Secretary, or either of them, be and they are hereby authorized to sign, acknowledge, execute, file, place of record and publish as required by law the said Fourth Amendment to the Third Amended and Substituted Articles of Incorporation and do all things requisite or necessary to make same fully effective.

          In Witness Whereof, I have hereunto affixed my name as Secretary, and have caused the corporate seal of said corporation to be hereto affixed this 26th day of May, 1993.

                                      /s/ Mary D. Schoop
                                   ------------------------------------------
                                                                    Secretary

                                   UNITED FIRE & CASUALTY COMPANY

                          CERTIFICATE OF APPROVAL

     The foregoing Fourth Amendment to the Third Amended and Substituted Articles of Incorporation of United Fire and Casualty Company are approved as being in accordance with Title XX of the Iowa Code, the laws of the United States, and the Constitution and laws of the state.

     Dated this   3rd   day of June, 1993.
                                             BONNIE J. CAMPBELL
                                             Attorney General of Iowa

                                        By:      /s/ Debra West
                                           -----------------------------
                                             DEBRA WEST
                                             Assistant Attorney General